UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 8, 2017

C&J Energy Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38023	81-4808566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Rogerdale Rd.

Houston, Texas 77042

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 325-6000

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On Tuesday, August 8, 2017, C&J Energy Services, Inc. (“C&J”) issued a press release (the “Earnings Release”) announcing its financial and operating results for the second quarter of 2017. C&J is hereby furnishing the Earnings Release, which is included as Exhibit 99.1 hereto, pursuant to Item 2.02 of Form 8-K.

C&J will host a conference call on Tuesday, August 8, 2017 at 10:00 a.m. ET / 9:00 a.m. CT to discuss its second quarter 2017 financial and operating results. Interested parties may listen to the conference call via a live webcast accessible on C&J’s website at www.cjenergy.com or by calling U.S. (Toll Free): 1-855-560-2574 or International: 1-412-542-4160 and asking for the “C&J Energy Services Call.” Please dial-in ten to fifteen minutes before the scheduled call time to avoid any delays entering the earnings call. An archive of the webcast will be available shortly after the call on C&J’s website at www.cjenergy.com for 12 months following the call. A replay of the call will also be available for one week by calling U.S. (Toll Free): 1-877-344-7529 or International: 1-412-317-0088, using the access code: 10110772.

The Earnings Release contains, and on the call C&J’s management is expected to discuss, certain statements and information that speak to the Company’s expectations or predictions of the future. These statements and information may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are subject to risks and uncertainties, many of which are beyond C&J’s control, which could cause C&J’s actual results to differ materially from those expressed in or implied by these statements. Please see C&J’s disclosures regarding risk factors and forward-looking statements in its filings with the SEC (including Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, and Annual Report on Form 10-K) for a discussion of the known material factors that could cause C&J’s actual results to differ materially from those indicated or implied by such forward-looking statements.

Additionally, the Earnings Release contains, and on the call C&J’s management is expected to discuss, certain non-GAAP financial measures. C&J has provided information regarding its use of those non-GAAP financial measures, together with reconciliations of such measures to their most comparable GAAP measures, in the Earnings Release.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

As disclosed under Item 2.02 hereof, on Tuesday, August 8, 2017, C&J issued the Earnings Release announcing its financial and operating results for the second quarter of 2017. A copy of the Earnings Release is furnished as Exhibit 99.1 hereto, pursuant to Item 7.01 of Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 8, 2017 announcing C&J Energy Services’ Second Quarter 2017 Results.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 8, 2017	C&J ENERGY SERVICES, INC.

	By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Executive Vice President, General Counsel, Chief Risk and Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 8, 2017 announcing C&J Energy Services’ Second Quarter 2017 Results.

4